EXHIBIT 99.1

| Nasdaq: DUOT INVESTOR PRESENTATION MAY 2022 REV3.1 Nasdaq: DUOT

| Nasdaq: DUOT Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developments, potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories .. Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this presentation, if any, are those we believe to be most significant to the projections . This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates 2

| Nasdaq: DUOT Who We Are Advanced Technology Solutions Company Headquartered in Jacksonville, FL Strong intellectual property portfolio Founded in 2001 Listed on Nasdaq : DUOT We don’t move commerce ; we help customers move their commerce safer and faster Duos HQ Systems Design & Engineering, Software Development, Expert AI Duos HQ | Customer Location Manufacturing , Integration, & Installation Duos HQ | Customer Location Operations, Maintenance , & Support Manufacturing, Integration, & Installation Operations, Maintenance, & Support Systems Design & Engineering, Software Development, Expert AI 3

| Nasdaq: DUOT Recent History 20 15 20 19 2015 Public Company by Reverse Merger FEB 2020 Exchange Listed Nasdaq: DUOT SEPT 2020 NEW CEO 2020 Development of additional AI Algorithms 2021 11 rip portals NEW Obliquevue 2021 Raised $5.5M to drive growth strategy 2021 2019 Launched truevue360 Integrated AI 2001 20 08 2001 Technology Solutions 2007 1 st Gen of RIP 2013 2 nd Gen of RIP 2022 - 24 3 - year Expansion to multiple marketplaces, countries & categories 202 0 2008 ISA Inc. Public

| Nasdaq: DUOT Charles (Chuck) Ferry Chief Executive Officer Ben Eiser Chief Operating Officer Adrian Goldfarb Chief Financial Officer Connie Weeks Chief Accounting Officer • Over 35 years of military and private - sector leadership • Previously CEO for APR Energy • Previously GM for ARMA Global • 26 years Army veteran • Infantry, ranger, and special operations commander Global projects leadership to ensure on - time, under budget deployment 21 years Army veteran Airborne Infantry and Ranger Unit Leader Over 40 years business experience in technology companies including over 12 years as CFO of public companies Key member of the Duos team for 35 years Responsible for all aspects of financial reporting, internal controls, and auditing Jeff Necciai Chief Technology Officer Over 25 years of experience in designing, developing, and delivering value - driven technology solutions across a wide range of industries Management Team 5

| Nasdaq: DUOT 6 https://youtu.be/mUQgmanZ8zA

| Nasdaq: DUOT Gen 1 20 - 25 Inspection points Gen 2 Up to 92 NEW Inspection points Rail Portfolio – Railcar Inspection Portal ( r i p ® ) 7

| Nasdaq: DUOT High Resolution Images Captured at 70mph 8

| Nasdaq: DUOT Raw images from multiple sensors Collected, processed, analyzed in cen t raco ® Presented to user to make a decision cen t raco ® + AI | Data Analysis (Rail Sample) 9

| Nasdaq: DUOT Expert AI Added to Training Models Images translated into actionable data 10

| Nasdaq: DUOT Market Applications Our Products are Industry Agnostic with current focus on: All supported by in house effort • Systems Design & Engineering, Software Development, Expert AI • Manufacturing & Integration & Installation • Operation & Maintenance & Support Railcar Inspection Portal Truck Inspection Portal Aircraft Inspection Portal

| Nasdaq: DUOT Our Strategy “Taking proven solutions and technologies, adding our expertise, and applying to other industries” Truck Inspection Portal Aircraft Inspection Portal 5G EDGE Data Centers Railcar Inspection Portal Rail Transportation $3.5 Billion by FY27 1 Aviation MRO to grow to $4.7 Billion by FY30 2 $13.5 Billion by FY25 3 Global Cargo Inspection to reach $2.3 Billion by FY26 4 (1) Source: Acumen Research and Consulting (2) Source: Copper Mobile (3) Source: PWC (4) Source: PR Newswire 12 5G EDGE Data Centers

| Nasdaq: DUOT IMPROVED CUSTOMER EXPERIENCE • Technical Delivery / QA&QC • Operational • Expand customer base / complete initial R&D phase • Recurring Revenue EXPAND RAIL CUSTOMER BASE • Pivot into other sectors through Business Development • Leverage R&D Architecture into new offerings • M&A 2020 - 2021 BUSINESS TURNAROUND Phase 1 2022 INITIAL GROWTH Phase 2 2023 - 24 GROWTH EXPANSION Phase 3 EXPAND GLOBAL MARKET OPPORTUNITY • International Transportation Markets 13

| Nasdaq: DUOT Our Vision We don’t move commerce; we help customers move their commerce safer and faster * GLOBAL MARKET OPPORTIUNITY RAIL Multiple Class 1 Railroads Transit Rail Sector TRUCKING Major retail DC AIRLINES Major Airlines 5G – EDGE COMPUTING Edge Computing Data Centers 14 * Expanded Geography & Vertical Markets Growth within current Vertical Markets Current Markets Phase 1 Markets Phase 2 Markets *Growth Markets

| Nasdaq: DUOT Investment Highlights Significant, Global Market Opportunities * • Combined North American markets exceed $24B • $3.5B Rail Transportation • $2.3B Global Cargo Inspection • $4.7B Aviation Maintenance and Repair Operations • $13.5B 5G/Edge Data Centers • Multiple sources previously cited Growing, Large Cap Customer Base • Multiple, multi - million dollar deployments announced in 2022 with more expected in 2023 Improving Financial Position • 2021 revenue of $8.25 million • 2022 expected revenue of $16.5 - $18 million with improved margins anticipated • Improved Balance sheet with sufficient working capital - Strengthened cash position • Increasing Project Scopes • Increasing recurring revenue base Strong Rail Industry Tailwinds • Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, Proprietary Technology • Spent majority of 2021 on further developing in - house technologies to enable exponential scaling in 2022 – 2024 Built for the Future • Expanded AI and deep learning functionality • Developed “Expert AI” concept • Ongoing Focus on AI and Software Technology - Expected increased margins and recurring revenues 15

| Nasdaq: DUOT (1) Guidance for 2022 based on contracts in backlog (2) Anticipated revenue range for Q1 2022 (3) Forgiveness of Cares Act/PPP Loan (4) Current Common Stock Outstanding not including Series B Preferred Shares Consolidated Income Statement (in ‘000s) Q4 2021 (Unaudited) Q1 2022 (Guidance) 1 FY 2021 (Audited) FY 2022 (Guidance) 1 Revenues $3,716 $1.3 - $1.4M 2 $8,260 $16.5 - $18M Cost of Revenues 3,098 10,819 Gross Margin 618 (2,559) Operating Expenses 858 4,898 Income (Loss) from Operations (240) (7,457) Other Income (Expense) 40 1,448 3 Net Income (Loss) (200) (6,009) EPS (LPS) ($0.05) ($1.63) Weighted Average Shares Outstanding 3,694 6,094 4 3,694 16

| Nasdaq: DUOT Balance Sheet (in ‘000s) Dec 31, 2020, 10 - K (Audited) Dec 31, 2021, 10 - K (Audited) Current Assets $5,803 $3,289 Cash, A/R, Contract Assets (1) $5,316 $2,636 Current Liabilities $3,636 $3,940 Deferred Revenue, Contract Liabilities (2) $1,025 $1,829 Debt (SBA Loan) (3) $1,410 $0 Cash $3,969 $894 Working Capital $2,167 ($651) Stockholders' Equity $1,883 $781 Selected Data (1) Contract Assets become A/R as projects complete milestones (2) Contract Liabilities reduce as project milestones completed (3) SBA Loan was forgiven in Q1 2021 17

| Nasdaq: DUOT (1) Weighted Average Exercise Price: $8.18/share (2) Weighted Average Exercise Price: $5.85/share (3) Common Stock Equivalent as converted = 851 Preferred Shares (Series B) (4) Note: Calculated by Intrinsic Value Method As of 04/22/22 Common Stock 6,096,541 Warrants Options 1,376,466 (1) 1,096,266 (2) Series B Convertible Preferred 121,572 (3) Series C Convertible Preferred 0 Total Share Count Fully Diluted 8,699,417 Market Capitalization (April 25, 2022)/Fully Diluted $26M/$27M (4) Capital Structure 18

| Nasdaq: DUOT Contact Us Duos Technologies Corporate Fei Kwong Duos Technologies Group, Inc. 904 - 652 - 1625 fk@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT